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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                      January 16, 1998  (January 13, 1998)
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                Date of Report (Date of earliest event reported)



                             PanAmSat Corporation*
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-22531           95-4607698
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(State or other jurisdiction        (Commission       (IRS Employer
     of incorporation)               File Number)   Identification No.)


                    One Pickwick Plaza, Greenwich, CT 06830
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         (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:     (203) 622-6664
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*   PanAmSat Corporation ("PanAmSat" or the "Registrant") is the parent corporation of PanAmSat International Systems, Inc. ("Old PanAmSat") (Commission File No. 0-26712; IRS Employer Identification No. 06-1407851), which was known as "PanAmSat Corporation" until May 16, 1997, when it became a wholly-owned subsidiary of PanAmSat as a consequence of the combination of Old PanAmSat and the commercial satellite business (the "Galaxy Business") of Hughes Communications, Inc. The Registrant has applied the purchase method of accounting to the transaction with the Galaxy Business as the acquiror.
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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.    Other Events.
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          Registrant's press release dated January 16, 1998 with respect to the consummation of an offering of certain debt securities of the Registrant is filed herewith as Exhibit 20, and is incorporated herein by reference. The Offering Memorandum dated January 13, 1998 distributed to prospective purchasers of such debt securities in connection with such offering is filed herewith as
Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
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         (c)  Exhibits.
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              20.  Press release of Registrant dated January 16, 1998.

              99.  Offering Memorandum of Registrant dated January 13,
                   1998.
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                                   SIGNATURE
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          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         PANAMSAT CORPORATION
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                                              (Registrant)


                                         By   Kenneth N. Heintz
                                           --------------------------------
                                           Kenneth N. Heintz
                                           Executive Vice President and
                                              Chief Financial Officer
                                              and a Duly Authorized Officer
                                              of the Company


Date:  January 16, 1998
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                                 EXHIBIT INDEX



                                                            Sequentially
Exhibit                                                    Numbered Page
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   20.    Press release of Registrant dated
          January 16, 1998.

   99.    Offering Memorandum dated
          January 13, 1998.